Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purpose of complying with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Financial Officer of Somanta Pharmaceuticals, Inc. (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-KSB of the Company for the year ended April 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 19, 2006

By:	/s/ TERRANCE J. BRUGGEMAN
Terrance J. Bruggeman
Executive Chairman, Chief Financial Officer, Treasurer and Secretary